Exhibit 99.2

New High-Grade Gold Zone at Windfall Project

Toronto, September 3, 2025 – McEwen Inc. (NYSE/TSX: MUX) is pleased to announce encouraging results from its 2025 drilling program at the Windfall Project, located on the Eureka Property in Nevada, some 32 miles (50 kilometers) from our Gold Bar Mine.

Key Results1

•	Drill hole WF033 hit a new high-grade zone containing:

o	8.1 g/t (0.24 oz/T) gold over 8.7 meters (28.4 ft), including
o	50.3 g/t (1.47 oz/T) gold, 782 g/t (22.83 oz/T) silver, 15% lead, 2.5% zinc over 1.3 meters (4.2 ft) (62.5 g/t (1.82 oz/T) gold equivalent)[2]

•	Other strong results include:

o	2.0 g/t (0.06 oz/T) gold over 38.3 meters (125.5 ft) (WF032)
o	1.2 g/t (0.04 oz/T) gold over 17.1 meters (56.0 ft) (WF031)
o	1.2 g/t (0.04 oz/T) gold over 10.1 meters (33.3 ft) (WF030)

Note 1 - Grades presented above are rounded; values with additional decimals are reported in the Appendix.

Note 2 - Gold equivalent (Au Eq.) uses price assumptions of $3,365/oz Au, $38/oz Ag, $0.85/lb Pb, and $1.25/lb Zn.

These results confirm continuous gold mineralization in the main Windfall Fault Zone and reveal a brand-new fault zone in its footwall, with high grades of gold, silver, and base metals.

Why It Matters

•	This high-grade discovery is exciting, and its significance will be determined by additional drilling.
•	The new zone has similarities to mineralization at i-80 Gold’s Ruby Hill Mine, which has already produced 1.4 million ounces of gold.
•	Because the Windfall area sits on private land, permitting could be faster than usual.

McEwen’s Drilling Goals at Windfall Project – Next Steps for 2025

1.	Publish a resource estimate by year-end.
2.	Test extensions of the mineralization at depth and along strike.
3.	Collect samples for metallurgical testing.
4.	Explore new targets near the project.

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A detailed drill results table, geological discussion, supporting figures (location map, drill map, cross section) and photo of the high-grade core are provided in the Appendix to this press release, following the Investor Relations and Social Media section.

About McEwen Inc.

McEwen provides shareholders with exposure to gold, silver, and copper through operations in the USA, Canada, and Argentina, as well as its flagship Los Azules copper project in Argentina. Los Azules is advancing toward becoming one of the world’s first regenerative copper mines and carbon-neutral by 2038 and has the potential to rank among the 25 largest copper mines globally.

Chairman and Chief Owner Rob McEwen has invested over US$200 million personally and takes a salary of $1 per year, aligning his interests with shareholders.

McEwen trades on both the NYSE and TSX under the ticker MUX.

Technical Disclosure

Prepared under the supervision of Robert Kastelic, CPG, Exploration Manager in Nevada for McEwen Inc. and Qualified Person (QP) under SEC S-K 1300 and NI 43-101.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen.

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WEB SITE	SOCIAL MEDIA
www.mcewenmining.com	McEwen	Facebook:	facebook.com/mceweninc
		LinkedIn:	linkedin.com/company/mceweninc
CONTACT INFORMATION		X:	X.com/mceweninc
150 King Street West		Instagram:	instagram.com/mceweninc
Suite 2800, PO Box 24
Toronto, ON, Canada	McEwen Copper	Facebook:	facebook.com/ mcewencopper
M5H 1J9		LinkedIn:	linkedin.com/company/mcewencopper
		X:	X.com/mcewencopper
Relationship with Investors:		Instagram:	instagram.com/mcewencopper
(866)-441-0690 - Toll free line
(647)-258-0395	Rob McEwen	Facebook:	facebook.com/mcewenrob
Mihaela Iancu ext. 320		LinkedIn:	linkedin.com/in/robert-mcewen-646ab24
info@mcewenmining.com		X:	X.com/robmcewenmux

Appendix – Technical Information

The information in this appendix is provided for technical readers and analysts.

Assay Highlights

•	WF033:	0.95 g/t (0.028 oz/T) Au over 22.8 m (74.7 ft) from 58.6 m (192.3 ft), and
8.08 g/t (0.236 oz/T) Au over 8.7 m (28.4 ft) from 139.6 m (458 ft), including
50.32 g/t (1.469 oz/T) Au, 782 g/t Ag, 15% Pb, 2.5% Zn over 1.3 m (4.2 ft)
(62.47 g/t (1.824 oz/T) Au Eq.)*

•	WF032:	2.00 g/t (0.058 oz/T) Au over 38.3 m (125.5 ft) from 50.9 m (167 ft).

•	WF031:	1.20 g/t (0.035 oz/T) Au over 17.1 m (56.0 ft) from 99.0 m (324.8 ft).

•	WF030:	1.19 g/t (0.035 oz/T) Au over 10.1 m (33.3 ft) from 70.4 m (231 ft).

*Au Eq. uses price assumptions of $3,365/oz Au, $38/oz Ag, $0.85/lb Pb, and $1.25/lb Zn.

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Geological Setting

•	Gold mineralization is hosted in the Windfall Fault Zone within silicified and decalcified breccia in dolomite of the Hamburg Formation.
•	A newly discovered fault 50 m east of Windfall contains high-grade gold, silver, lead, and zinc in carbonate replacement deposit (CRD)-style mineralization.
•	The combination of CRD- and Carlin-style mineralization suggests strong potential for additional high-grade discoveries.

Metallurgical & Permitting Notes

•	Four PQ-sized (85 mm / 3.35 in) holes were drilled for metallurgical testing and continuity analysis.
•	Oxidized gold mineralization demonstrated strong cyanide recovery (CN ratios above 60% are considered favorable for heap leach processing).
•	The Windfall area sits on patented claims, which could reduce permitting timelines.

Table 1: Initial drill assay results from the 2025 drilling program at the Windfall Project

Drill Hole	From (m)	To (m)	Length (m)	Au (g/t)	From (ft)	To (ft)	Length (ft)	Au (oz/T)	CN Ratio %
WF030	70.4	80.6	10.1	1.19	231	264.3	33.3	0.035	69.0%
incl	70.9	72.6	1.7	5.39	232.6	238.3	5.7	0.157	83.9%
and	87.3	93.9	6.6	3.24	286.4	308	21.6	0.094	85.8%
incl	87.3	91.3	4.0	3.28	286.4	299.5	13.1	0.096	85.7%
and	124.4	144.5	20.1	0.34	408	474.1	66.1	0.010	59.2%
and	163.1	169.8	6.7	0.84	535.2	557.1	21.9	0.025	71.6%
incl	164.5	167.0	2.5	1.62	539.8	548	8.2	0.047	72.9%
WF031	99.0	116.1	17.1	1.20	324.8	380.8	56.0	0.035	72.0%
incl	100.6	103.5	2.9	3.45	330	339.6	9.6	0.101	80.5%
WF032	50.9	89.2	38.3	2.00	167	292.5	125.5	0.058	76.5%
incl	56.5	61.9	5.4	6.05	185.3	203	17.7	0.177	80.6%
WF033	58.6	81.4	22.8	0.95	192.3	267	74.7	0.028	88.7%
incl	60.0	63.4	3.4	1.68	197	208	11.0	0.049	83.0%
incl	71.0	74.1	3.0	1.71	233	243	10.0	0.050	87.4%
and	139.6	148.3	8.7	8.08	458	486.4	28.4	0.236	93.7%
incl	143.4	145.7	2.3	29.70	470.5	478	7.5	0.867	99.0%
incl	143.8	145.1	1.3	50.32	471.8	476	4.2	1.469	75.0%
Au Eq.	143.8	145.1	1.3	62.47	471.8	476	4.2	1.824

Conversions from imperial units to metric may not sum due to rounding.

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Figures

Figure 1: Map of Eureka Property showing Windfall, Lookout Mountain, and Ruby Hill Mine

Eureka Property
Location Map
Seven
Troughs
Elder
Creek
Slaven
Tonkin
New Pass
Gold Bar
Eureka
Property
Reno
NEVADA
Utah
California
Active Projects
Inactive Projects
Las Vegas
Arizona
N
0 50 100 mi
0 100 km
Ruby Hill
Mine
i-80Gold
Property
McEWEN INC.
NYSE MUX TSX
Eureka
(town)
Eureka Property
Map
McEwen Property
Mineralized Area
Windfall
Lookout
Mountain
N
W
E
S
4 km

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Figure 2: Windfall drill map with intercept highlights

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Figure 3: Cross-section of WF033 showing CRD- and Carlin-style mineralization

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Figure 4: PQ drill core photo from WF033 high-grade interval

McEWEN INC.
NYSE MUX TSX
0.34 g/t Au
10.2 g/t Ag
0.33 g/t Au
33 g/t Ag
1.25 g/t Au
81.3 g/t Ag
50.32 g/t Au
782 g/t Ag
15% Pb
2.5% Zn
4.89 g/t Au
31 g/t Ag
0.56 g/t Au
5.9 g/t Ag

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